ADAMS
NATURAL RESOURCES
FUND

FIRST QUARTER REPORT
MARCH 31, 2024
GET THE LATEST NEWS AND INFORMATION
adamsfunds.com/sign-up

Letter to Shareholders

Dear Fellow Shareholders,
The equity market rally that closed out a strong 2023 continued in the first quarter of 2024. The S&P 500 Index has been up 25% over the last five months and finished the quarter at its all-time high. Strong fourth quarter earnings and upward revisions to 2024 earnings estimates helped drive risk-on sentiment. The U.S. economy continued to brush off fears of a downturn, backed by strength in consumer spending and the labor market. While inflation continued to follow what U.S. Federal Reserve (Fed) Chair Jerome Powell repeatedly called a “bumpy” path, Fed officials remained confident that prices are cooling off, and continued to foresee three interest rate cuts in 2024. For the moment, investors seemed happy to push the timing back and remain optimistic that rates will fall in 2024.
“Our Fund rose 13.1% in the first quarter, outpacing our benchmark by 0.4%.”

Artificial intelligence (AI)-related stocks continued to be at the center of the rally, but there were signs of broadening leadership across the market. Ten of the eleven sectors in the S&P 500 recorded gains and, while Communication Services and Information Technology remained among the best performing sectors, Energy, Financials, and Industrials also generated double-digit returns during the first quarter. After a slow start to the year, the Energy and Materials sectors performed well to finish the quarter. Most commodity prices increased to their highest levels in several months, and gold broke out to a multi-decade high. Consistent with global GDP growth, demand for commodities has remained healthy, and supply growth remains well-contained. Natural gas was the notable exception, where a warm winter and stubbornly strong supply conspired to move inventory levels well above the five-year average. This resulted in a decline in the Henry Hub natural gas price of more than 30% during the quarter.
Fears of a recession continued to fade, all but disappearing in the day-to-day news cycle, replaced by talk of a soft landing. Still, many of the issues that fueled those fears as recently as last year remain. Wars in Ukraine to Gaza rage on. Inflation still showed signs of stickiness, and interest rates remained high by recent standards. The yield on the 10-year U.S. Treasury (UST) note may feel less threatening than when it rose above 5% in October 2023, but it did increase during the quarter to 4.20%, as expectations for interest rate cuts were pushed later into 2024. The yield curve between the 2-year and 10-year UST notes remained inverted for the 625th consecutive day in late March. That’s yet another all-time record (set in 1978) to note from this quarter.
We don’t point out these issues to imply that a recession is imminent. We do so to underscore that, while improving earnings growth, strong corporate and consumer balance sheets, and the potential for AI to deliver a step-function improvement in productivity have all supported higher equity prices, the market backdrop remains complicated.

Letter to Shareholders (continued)

Our Fund rose 13.1% in the first quarter, outpacing our benchmark by 0.4%. Energy was primarily responsible for our relative performance, with positive contributions from all industry groups. Materials contributed modestly to performance, with good results in Metals & Mining more than offsetting weakness in Diversified Chemicals.
Within Energy, Exploration & Production (E&P) was the biggest relative contributor to the Fund’s performance, bolstered by the strength in Diamondback Energy. The market responded positively to the company’s announced acquisition of privately-owned Endeavor Energy Resources. This combination solidifies Diamondback as the largest independent E&P company in the Permian Basin, with competitively-advantaged scale and resource depth. We believe this will enable the company to remain the lowest cost producer in the Permian for the foreseeable future.
Refining & Marketing continued its trend from last year and was the sector’s best performing industry group. Performance reflected the continued stability and strength in refining margins. U.S. refiners have integrated systems and an ability to process multiple grades of crude oil, providing a unique flexibility to optimize refined product deliveries and pricing. This strategic advantage relative to most non-U.S. refiners enables them to benefit from ongoing global refining supply disruptions. These circumstances support our overweight position in the Refining group, which was a key contributor to this quarter’s performance.
Our positions in Freeport McMoRan and Vulcan Materials were positive contributors to performance in Metals & Mining and Construction Materials, respectively. Freeport McMoRan was the best performing stock in Materials in March, benefiting from strong moves in copper and gold prices. Vulcan Materials performed well on the back of its strong earnings release, where management provided robust growth expectations for 2024 tied to expanding infrastructure spending. This performance was partially offset by weakness in Chemicals, where our holding in DuPont de Nemours was costly after a weak earnings report and near-term outlook.
For the three months ended March 31, 2024, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was 13.1%. This compares to the 12.7% total return for the Fund’s benchmark, comprised of the S&P 500 Energy Sector (80% weight) and the S&P 500 Materials Sector (20% weight). The total return on the market price of the Fund’s shares for the period was 12.3%.
For the twelve months ended March 31, 2024, the Fund’s total return on NAV was 19.3%. Comparable return for the Fund’s benchmark was 17.6%. The total return on the market price of the Fund’s shares for the period was 19.7%.
During the quarter, the Fund paid distributions to shareholders of  $2.6 million, or $.10 per share, consisting of $.01 long-term capital gain realized in 2023 and $.09 net investment income realized in 2024.

Letter to Shareholders (continued)

After a strong year in 2023, the market’s continued rise was welcome news for equity investors. We have been pleased that many companies have continued to grow earnings and generate strong cash flows—their ability to innovate and execute is very impressive. At the same time, market valuation levels can’t be called cheap and there are a number of macroeconomic and geopolitical factors that could adversely impact the investing landscape. Throw in an election cycle that is likely to resemble a rollercoaster and it is easy to wonder what will come next. While we will monitor the macroeconomic situation and make needed adjustments, it will be business as usual for us. We remain focused on our process. That means remaining disciplined, holding a long-term perspective, managing risk, and identifying timely opportunities in quality companies with strong fundamentals and the ability to grow earnings over time.
We appreciate your trust and will continue to do our best to deserve it.
By order of the Board of Directors,
James P. Haynie, CFA
Chief Executive Officer & President
April 18, 2024

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Summary Financial Information

(unaudited)
	2024	2023
At March 31:
Net asset value per share	$27.94	$25.00
Market price per share	$23.06	$20.56
Shares outstanding	25,506,011	25,082,799
Total net assets	$712,708,809	$627,152,193
Average net assets	$655,266,458	$646,257,361
Unrealized appreciation on investments	$233,080,894	$166,604,203

For the three months ended March 31:
Net investment income	$3,994,593	$4,507,196
Net realized gain (loss)	$9,623,404	$(805,549)
Cost of shares repurchased	$180,046	$2,371,347
Shares repurchased	8,553	111,464
Total return (based on market price)	12.3%	-5.3%
Total return (based on net asset value)	13.1%	-2.8%

Key ratios:
Expenses to average net assets*	0.65%	0.65%
Net investment income to average net assets*	2.46%	2.86%
Portfolio turnover*	24.8%	21.5%
Net cash & short-term investments to net assets	0.5%	0.8%

*
Annualized

Ten Largest Equity Portfolio Holdings

March 31, 2024
(unaudited)
	Market Value	Percent of Net Assets
Exxon Mobil Corporation	$136,399,503	19.1%
Chevron Corporation	85,443,184	12.0
ConocoPhillips	43,513,977	6.1
Marathon Petroleum Corporation	33,814,118	4.7
Linde plc	32,966,720	4.6
EOG Resources, Inc.	28,184,501	4.0
Pioneer Natural Resources Company	26,643,750	3.7
Phillips 66	25,231,947	3.5
Hess Corporation	21,673,201	3.0
Schlumberger N.V.	20,714,508	2.9
	$454,585,409	63.6%

Schedule of Investments

March 31, 2024
(unaudited)
	Shares	Value (a)
Common Stocks — 99.5%
Energy — 80.3%
Equipment & Services — 5.9%
Baker Hughes Company	296,400	$9,929,400
Halliburton Company	177,353	6,991,255
Schlumberger N.V.	377,933	20,714,508
TechnipFMC plc	173,800	4,364,118
		41,999,281
Exploration & Production — 24.9%
APA Corporation	56,000	1,925,280
Chesapeake Energy Corporation	40,200	3,570,966
Chord Energy Corporation	225	40,104
Chord Energy Corporation warrants, strike price $166.37, 1 warrant for .5774 share, expires 9/1/24 (b)	2,654	94,323
Chord Energy Corporation warrants, strike price $133.70, 1 warrant for .5774 share, expires 9/1/25 (b)	1,327	34,130
ConocoPhillips	341,876	43,513,977
Coterra Energy Inc.	125,900	3,510,092
Devon Energy Corporation	284,700	14,286,246
Diamondback Energy, Inc.	97,900	19,400,843
EOG Resources, Inc.	220,467	28,184,501
EQT Corporation	61,400	2,276,098
Hess Corporation	141,989	21,673,201
Marathon Oil Corporation	95,400	2,703,636
Occidental Petroleum Corporation	151,951	9,875,296
Pioneer Natural Resources Company	101,500	26,643,750
		177,732,443
Integrated Oil & Gas — 32.0%
Cenovus Energy Inc.	293,300	5,863,067
Chevron Corporation	541,671	85,443,184
Exxon Mobil Corporation	1,173,430	136,399,503
		227,705,754
Refining & Marketing — 10.3%
Marathon Petroleum Corporation	167,812	33,814,118
Phillips 66	154,475	25,231,947
Valero Energy Corporation	86,000	14,679,340
		73,725,405

Schedule of Investments (continued)

March 31, 2024
(unaudited)
	Shares	Value (a)
Storage & Transportation — 7.2%
Kinder Morgan, Inc.	694,492	$12,736,983
ONEOK, Inc.	137,900	11,055,443
Targa Resources Corp.	73,300	8,208,867
Williams Companies, Inc.	491,750	19,163,498
		51,164,791
Materials — 19.2%
Chemicals — 13.5%
Air Products and Chemicals, Inc.	21,700	5,257,259
Albemarle Corporation	7,200	948,528
Celanese Corporation	35,777	6,148,635
CF Industries Holdings, Inc.	13,369	1,112,435
Corteva Inc.	93,145	5,371,672
Dow, Inc.	63,945	3,704,334
DuPont de Nemours, Inc.	33,526	2,570,438
Eastman Chemical Company	7,700	771,694
Ecolab Inc.	50,000	11,545,000
FMC Corporation	7,255	462,144
International Flavors & Fragrances Inc.	21,006	1,806,306
Linde plc	71,000	32,966,720
LyondellBasell Industries N.V.	68,700	7,026,636
Mosaic Company	21,201	688,184
PPG Industries, Inc.	55,000	7,969,500
Sherwin-Williams Company	23,100	8,023,323
		96,372,808
Construction Materials — 1.7%
Martin Marietta Materials, Inc.	5,000	3,069,700
Vulcan Materials Company	32,100	8,760,732
		11,830,432
Containers & Packaging — 0.9%
Amcor plc	92,400	878,724
Avery Dennison Corporation	5,500	1,227,875
Ball Corporation	23,300	1,569,488
International Paper Company	21,500	838,930
Packaging Corporation of America	5,900	1,119,702
WestRock Company	15,400	761,530
		6,396,249
Metals & Mining — 3.1%
Freeport-McMoRan, Inc.	256,300	12,051,226
Newmont Corporation	107,100	3,838,464
Nucor Corporation	22,600	4,472,540
Steel Dynamics, Inc.	12,526	1,856,729
		22,218,959
Total Common Stocks
(Cost $476,056,749)		709,146,122

Schedule of Investments (continued)

March 31, 2024
(unaudited)
	Shares	Value (a)
Short-Term Investments — 0.5%
Money Market Funds — 0.5%
Morgan Stanley Institutional Liquidity Funds Prime Portfolio, 5.38% (c)	2,900,659	$2,900,949
Northern Institutional Treasury Premier Portfolio, 5.15% (c)	517,842	517,842
Total Short-Term Investments
(Cost $3,419,371)		3,418,791
Total — 100.0% of Net Assets
(Cost $479,476,120)		712,564,913
Other Assets Less Liabilities — 0.0%		143,896
Net Assets — 100.0%		$712,708,809

Total Return Swap Agreements — 0.0%
Description					Value and Unrealized Appreciation (Assets)	Value and Unrealized Depreciation (Liabilities)
Terms	Contract Type	Underlying Security	Termination Date	Notional Amount
Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Avery Dennison Corporation (15,500 shares)	4/16/2025	$3,356,530	$93,428	$—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Materials Select Sector SPDR Fund (37,100 shares)	4/16/2025	(3,349,926)	—	(99,718)
Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	HF Sinclair Corporation (59,100 shares)	4/30/2025	3,515,002	50,566	—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Energy Select Sector SPDR Fund (37,800 shares)	4/30/2025	(3,514,614)	—	(52,175)
Gross unrealized gain (loss) on open total return swap agreements					$143,994	$(151,893)
Net unrealized loss on open total return swap agreements (d)						$(7,899)

(a)
Common stocks and warrants are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Presently non-dividend paying.

(c)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

(d)
Counterparty for all open total return swap agreements is Morgan Stanley.

Information regarding transactions in equity securities during the quarter can be found on our website at: www.adamsfunds.com.

Adams Natural Resources Fund, Inc.

Board of Directors
Kenneth J. Dale (1) (2) (5)	Mary Chris Jammet (1) (2) (3) (4)	Mark E. Stoeckle (3) (4)
Frederic A. Escherich (1) (2) (3) (4)	Lauriann C. Kloppenburg (1) (2) (3) (4)
James P. Haynie (1)	Jane Musser Nelson (2) (3) (4)

(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
James P. Haynie, CFA	Chief Executive Officer and President
Gregory W. Buckley	Executive Vice President
Brian S. Hook, CFA, CPA	Vice President and Chief Financial Officer
Janis F. Kerns	Vice President, General Counsel, Secretary, and Chief Compliance Officer
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Tickers: PEO (NYSE), XPEOX (NASDAQ)
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: Equiniti Trust Company, LLC
Attn: Stockholder Relations Department
P.O. Box 500
Newark, NJ 07101
(866) 723-8330
Website: https://equiniti.com/us/ast-access
Email: helpAST@equiniti.com